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                                                                     Exhibit 99


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Chemical Bank, Trustee                                                                  Determination Date:
Manufactured Housing Contracts                                                          Remittance Date:
Senior/Subordinated Pass-Through Certificates Series 1996C                              For the Period Ended:

Information for Clauses (a) through (s), Section 7.01
                                                                                        Class A-1         Class A-2
(a) Class A and Class B Distribution Amounts                                            1,173,672.61       145,600.00

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due                                                           398,377.75
    (b) Partial Prepayments Received                                                      113,645.52
    (c) Principal Payments in Full (Scheduled Balance)                                    538,951.15
    (d) Liquidated Contract Scheduled Balance                                                   0.00
    (e) Section 3.05 Purchase Scheduled Balance                                                 0.00
    (f)  Previously Undistributed Shortfalls in (a) through (s)                                 0.00
                                                                                    ----------------  ----------------
 Total Principal Distribution                                                           1,050,974.42              0.00

(c) Interest Distribution                                                                 122,698.19        145,600.00
    Unpaid Interest Shortfall                                                                   0.00              0.00
                                                                                    ----------------  ----------------
 Total Interest Distribution                                                              122,698.19        145,600.00

(d) Beginning Class A and Class B Principal Balance                                    27,393,083.96     27,300,000.00
    Less: Principal Distribution                                                        1,050,974.42              0.00
                                                                                    ----------------  ----------------
    Remaining Class A and Class B Principal Balance                                    26,342,109.56     27,300,000.00

(e) Fees Due Servicer                                                                                       Pool Factor
    Monthly Servicing Fee                                                                 127,932.26         (h)
    Section 8.06 Reimbursement Amount                                                           0.00         Class A-1
    Section 6.02 Reimbursement Amount                                                       2,000.00         Class A-2
    Reimburseable Fees                                                                          0.00         Class A-3
                                                                                    ----------------         Class A-4
 Total Fees Due Servicer                                                                  127,932.28         Class A-5
                                                                                                             Class A-6
                                                             No. of                 Unpaid Principal         Class B-1
(f) Delinquency                                             Contracts                    Balance             Class B-2

                     31-59 Days Delinquent                        117                      3,664,019
                     60-89 Days Delinquent                         14                        474,749
                      90+ Days Delinquent                           1                         48,333

(g) Section 3.05 Repurchases                                                                    0.00


(i) Class R Distribution Amount                                                           295,245.93
    Reposession Profits                                                                         0.00

(j) Principal Balance of Contracts in Repossession                                              0.00

(k) Aggregate Net Liquidation Losses                                                            0.00

(l) (x) Class B-2 Formula Distribution Amount                                              33,126.67
    (y) Remaining Amount Available                                                        328,372.60
                                                                                    ----------------
    Amount of (x) over (y)                                                                      0.00

(m) Class B-2 Liquidation Loss Amount                                                           0.00

(n) Guarantee Payment                                                                           0.00

(o) Unadvanced Shortfalls                                                                       0.00

(p) Number of units repossessed                                                                    0

(q) Principal Prepayments paid                                                            652,596.67

(r) Scheduled Principal Payments                                                          398,377.75

(s) Weighted Average Interest Rate                                                             11.59%

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Chemical Bank, Trustee                                                       04-Dec-96
Manufactured Housing Contracts                                               07-Dec-96
Senior/Subordinated Pass-Through Certificates Series 1996C                   25-Nov-96

Information for Clauses (a) through (s), Section 7.01
                                                                              Class A-3         Class A-4        Class A-5
(a) Class A and Class B Distribution Amounts                                  106,641.67         68,587.50        93,337.53

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due
    (b) Partial Prepayments Received
    (c) Principal Payments in Full (Scheduled Balance)
    (d) Liquidated Contract Scheduled Balance
    (e) Section 3.05 Purchase Scheduled Balance
    (f) Previously Undistributed Shortfalls in (a) through (s)
                                                                       ----------------- ----------------- ----------------
 Total Principal Distribution                                                       0.00              0.00             0.00

(c) Interest Distribution                                                     106,641.67         68,587.50        93,337.53
    Unpaid Interest Shortfall                                                       0.00              0.00             0.00
                                                                       ----------------- ----------------- ----------------
 Total Interest Distribution                                                  106,641.67         68,587.50        93,337.53

(d) Beginning Class A and Class B Principal Balance                        19,100,000.00     11,800,000.00    15,481,000.00
    Less: Principal Distribution                                                    0.00              0.00             0.00
                                                                       ----------------- ----------------- ----------------
    Remaining Class A and Class B Principal Balance                        19,100,000.00     11,800,000.00    15,481,000.00

(e) Fees Due Servicer
    Monthly Servicing Fee                                                    Pool Factor                     Original Balance
    Section 8.06 Reimbursement Amount                                         0.91465658                      28,800,000.00
    Section 6.02 Reimbursement Amount                                         1.00000000                      27,300,000.00
    Reimburseable Fees                                                        1.00000000                      19,100,000.00
                                                                              1.00000000                      11,800,000.00
 Total Fees Due Servicer                                                      1.00000000                      15,461,000.00
                                                                              1.00000000                       9,833,000.00
                                                                              1.00000000                       6,833,000.00
(f) Delinquency                                                               1.00000000                       4,969,000.00

                     31-59 Days Delinquent
                     60-89 Days Delinquent
                      90+ Days Delinquent

(g) Section 3.05 Repurchases


(i) Class R Distribution Amount
    Reposession Profits

(j) Principal Balance of Contracts in Repossession

(k) Aggregate Net Liquidation Losses

(l) (x) Class B-2 Formula Distribution Amount
    (y) Remaining Amount Available

    Amount of (x) over (y)

(m) Class B-2 Liquidation Loss Amount

(n) Guarantee Payment

(o) Unadvanced Shortfalls

(p) Number of units repossessed

(q) Principal Prepayments paid

(r) Scheduled Principal Payments

(s) Weighted Average Interest Rate

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Chemical Bank, Trustee
Manufactured Housing Contracts
Senior/Subordinated Pass-Through Certificates Series 1996C

Information for Clauses (a) through (s), Section 7.01
                                                                            Class A-6        Class B-1        Class B-2
(a) Class A and Class B Distribution Amounts                                62,319.54         42,421.54        33,126.67

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due
    (b) Partial Prepayments Received
    (c) Principal Payments in Full (Scheduled Balance)
    (d) Liquidated Contract Scheduled Balance
    (e) Section 3.05 Purchase Scheduled Balance
    (f) Previously Undistributed Shortfalls in (a) through (s)
                                                                    ----------------- ----------------- ----------------
 Total Principal Distribution                                                    0.00              0.00             0.00

(c) Interest Distribution                                                   62,319.54         42,421.54        33,126.67
    Unpaid Interest Shortfall                                                    0.00              0.00             0.00
                                                                    ----------------- ----------------- ----------------
 Total Interest Distribution                                                62,319.54         42,421.54        33,126.67

(d) Beginning Class A and Class B Principal Balance                      9,938,000.00      6,833,000.00     4,969,000.00
    Less: Principal Distribution                                                 0.00              0.00             0.00
                                                                    ----------------- ----------------- ----------------
    Remaining Class A and Class B Principal Balance                      9,938,000.00      6,833,000.00     4,969,000.00

(e) Fees Due Servicer
    Monthly Servicing Fee                                                       Rate
    Section 8.06 Reimbursement Amount                                           5.375%
    Section 6.02 Reimbursement Amount                                           6.400%
    Reimburseable Fees                                                          6.700%
                                                                                6.975%
 Total Fees Due Servicer                                                        7.235%
                                                                                7.525%
                                                                                7.450%
(f) Delinquency                                                                 8.000%

                     31-59 Days Delinquent
                     60-89 Days Delinquent
                      90+ Days Delinquent

(g) Section 3.05 Repurchases


(i) Class R Distribution Amount
    Reposession Profits

(j) Principal Balance of Contracts in Repossession

(k) Aggregate Net Liquidation Losses

(l) (x) Class B-2 Formula Distribution Amount
    (y) Remaining Amount Available

    Amount of (x) over (y)

(m) Class B-2 Liquidation Loss Amount

(n) Guarantee Payment

(o) Unadvanced Shortfalls

(p) Number of units repossessed

(q) Principal Prepayments paid

(r) Scheduled Principal Payments

(s) Weighted Average Interest Rate

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                   Computation of Available Distribution Amount

(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                                 1,985,197.35
     Certificate Account Balance at Monthly Cutoff-SubServicer                                  229,121.70
(ii) Monthly Advance made                                                                             0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                              6,345.40
(iii)Section 5.05 Certificate Fund Income-SubServicer                                               579.10
(v) Principal due Holders                                                                             0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                                  63,150.06
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer                                                  7,208.22
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                          0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                            0.00
   (iii) Monthly Servicing Fee                                                                  127,932.28
   (iv)  Reimburseable Liquidation Expenses                                                       2,000.00
   (v)   Section 6.04 (c) reimbursement                                                               0.00
   (vi)  Section 8.06 reimbursement                                                                   0.00
   (vii) Amounts not required to be deposited-SubServicer                                             0.00

Total Due Servicer                                                                              129,932.28

Available Distrubution Amount-Vanderbilt                                                      1,796,460.41
Available Distrubution Amount-SubServicer                                                       222,492.58
To Class A and B                                                                              1,725,707.06

Monthly Excess Cashflow                                                                         295,245.93

Weighted Average Remaining Term (months)                                                            172.58

    Scheduled Balance Computation


    Prior Month Balance                                                                     122,814,960.98


    Current Balance                                           121,793,738.24
                  Adv Principal                                    18,868.25
                  Del Principal                                    48,589.93
    Pool Scheduled Balance                                                                  121,764,016.56


    Principal Payments in Full                                    538,951.15
    Partial Prepayments                                           113,645.52

    Scheduled Principal                                           396,377.75


    Collateral Balance                                                                      121,793,738.24
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